EXECUTION VERSION

Exhibit 10.1

Amendment No. 2 to CREDIT, SECURITY AND GUARANTY AGREEMENT

This Amendment No. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 23rd of April, 2024, by and among ALPHATEC HOLDINGS, INC., a Delaware corporation (“Holdings”), ALPHATEC SPINE, INC., a California corporation (“ATEC”), SAFEOP SURGICAL, INC., a Delaware corporation (“Safeop”, and each of Holdings, ATEC and Safeop being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as agent (in such capacity and together with its permitted successors and assigns, the “Agent”), and the Lenders party hereto constituting the Required Lenders.

RECITALS

A.
Agent, Lenders and Borrowers are parties to that certain Credit, Security and Guaranty Agreement, dated as of September 29, 2022 (as amended by that certain Omnibus Joinder and Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of January 6, 2023 and as further amended, modified, supplemented and restated from time to time prior to the date hereof, the “Original Credit Agreement” and as the Original Credit Agreement is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Borrowers in the amounts and manner set forth in the Credit Agreement.
B.
Borrowers have requested, and Agent and Lenders constituting at least the Required Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to, among other things, amend certain terms of the Original Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders, and Borrowers hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:
(a)
The definition of “Additional Tranche” as set forth in Section 1.1 of the Original Credit Agreement is hereby amended by replacing each reference therein to “$25,000,000” with “$20,000,000”.
(b)
The proviso in the definition of “Borrowing Base” set forth in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“provided that the portion of the Borrowing Base constituting Eligible Inventory shall be adjusted down, if necessary, such that availability attributable to Eligible Inventory shall never exceed an amount equal to the lesser of (x) $20,000,000 or (y) fifty percent (50%) of the Revolving Loan Limit.”

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(c)
Clause (i) of the definition of “Permitted Investments” set forth in Section 1.1 of the Original Credit Agreement is hereby amended by deleting “$5,000,000” where it appears therein and replacing it with “$15,000,000”.
(d)
The last sentence of the definition of “Revolving Loan Commitment Amount” set forth in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Second Amendment Effective Date shall be $55,000,000 and if the Additional Tranche is fully activated by Borrowers pursuant to the terms of the Agreement such amount shall increase to $75,000,000.”

(e)
The following defined term is hereby added to Section 1.1 of the Original Credit Agreement in alphabetical order therein:

"Second Amendment Effective Date” means April 23, 2024.

(f)
Annex A of the Existing Credit Agreement is hereby amended by replacing such annex in its entirety with the new Annex A attached hereto.
3.
Reaffirmation of Security Interest. Each Borrower confirms and agrees that all security interests and Liens granted to Agent under the Security Documents continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
4.
Costs and Fees. In consideration of Agent and the Lenders’ agreement to enter into this Agreement on the date hereof:
(a)
Credit Parties shall pay, or cause to be paid, to Agent, for the benefit of all Lenders, an amendment fee (the “Amendment Fee”) in an amount equal to $50,000 on the date hereof. Such Amendment Fee shall be due and payable on the date hereof and, once paid, is non-refundable.
(b)
Borrowers shall pay, or cause to be paid, to Agent, for the benefit of all Lenders, an origination fee equal to $75,000, representing 1.50% of the Additional Tranche (as defined in the Original Credit Agreement) contemplated by this Agreement pursuant to Section 2.1(c) of the Original Credit Agreement (the “Additional Tranche Fee”). Such Additional Tranche Fee shall be due and payable on the date hereof and, once paid, is non-refundable.
(c)
In accordance with Section 2.1(b)(i) of the Credit Agreement, each Borrower and each Revolving Lender hereby authorize Agent to make Revolving Loans on behalf of the Revolving Lenders to pay (i) the Amendment Fee, (ii) Additional Tranche Fee, and (iii) the legal expenses of Agent’s counsel due and payable in connection with this Agreement in accordance with Section 13.14(a).
(d)
Credit Parties shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Hogan Lovells LLP incurred in connection with the preparation of this Agreement and any related documents.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions precedent have been satisfied, as determined or waived by Agent in its sole discretion:
(a)
Credit Parties shall have delivered to Agent this Agreement, duly executed by a Responsible Officer of such Credit Party;

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(b)
all of the representations and warranties of Credit Parties set forth herein and in the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)
no Default or Event of Default shall exist under any of the Financing Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(d)
payment by the Credit Parties to Agent of the costs and fees set forth in Section 4 hereof, including, without limitation, the Amendment Fee and the Additional Tranche Fee.
6.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
8.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of

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the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(d)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if such signatures were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)
Entire Agreement. The Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(g)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(h)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

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[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By:
Name:	Maurice Amsellem
Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By:
Name:	Maurice Amsellem
Title:	Authorized Signatory

BORROWERS:	ALPHATEC HOLDINGS, INC.
ALPHATEC SPINE, INC.

By:
Name:
Title:

SAFEOP SURGICAL, INC.

By:
Name:
Title:

[Signatures Continue on Following Page]

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Annex A

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
MidCap Funding IV Trust	$55,000,000	100%
TOTALS	$55,000,000	100%

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